EXHIBIT 10.1

                           SOFTWARE LICENSE AGREEMENT

         THIS  AGREEMENT  entered  into  by and  between  FILE  SOLUTIONS,  INC.
(hereinafter referred to as "Licensor"), a Georgia Corporation, and the undersigned (hereinafter referred to as "Licensee") determines the rights and licenses granted to licensee in the Licensed Software (as hereinafter defined) supplied by the Licensor hereunder.

         1.  Definitions. As used herein, the following definitions shall apply:
             ------------
             (A)  "Licensed   product"  shall  mean  collectively  the  Licensed
Software and Licensed Documentation (as hereinafter defined).

             (B) "Licensed Software" shall mean the software identified on Schedule "A" attached hereto and incorporated herein by referenced in object code form, all updates and revisions are to be supplied by Licensor during the term hereof and all permitted copies of the foregoing.

             (C) "Licensed Documentation" shall mean all documentation other than Licensed Software that is related to such software.

         2.  License.
             --------
Subject to the payment of the License fees and charges to Licensor, Licensor hereby grants to Licensee and Licensee hereby accepts a personal nonexclusive and nontransferable license to use the Licensed Software during the term hereof and to use the Licensed Documentation during the term hereof in support of the use of the Licensed Software.

         3.  License Fees Charges and Taxes.
             ------------------------------
             (A) The license fees and charges for the license herein granted to licensee shall be the then current license fees and charges of Licensor for the Licensed Product in effect at the time of the Licensor's acceptance of this Agreement.

             (B) License fees and charges, taxes and other applicable charges shall be due and payable within ten (10) days after Licensee's receipt of the invoice therefor. Licensee shall pay a late payment charge of one and one-half percent (1.5%) per month or the maximum rate permitted by applicable law, whichever is less, on any unpaid amount for each calendar month or fraction thereof that any payment to Licensor is in arrears.

             (C) Licensee shall pay all taxes based on or in any way measured by this License agreement, the Licensed Product or any portion thereof, or any services related thereto, excluding taxes based on Licensor's net income, but including personal property taxes, if any. If Licensee challenges the applicability of any such tax, it shall pay the same Licensor, and Licensee may thereafter seek refund thereof.

          4. Term of License Agreement and Licenses. Unless otherwise terminated or cancelled as provided herein, the term of the licenses granted herein shall commence on the effective date of this Agreement and shall continue until Licensee discontinues the licenses of the Licensed Software.

                  5.  Protection of Licensed Product.
                      -------------------------------
             (A) Licensee acknowledges and agrees that the Licensed Product and all permitted copies thereof are Licensor's exclusive property and constitute a valuable trade secret of Licensor. Licensee may not disclose or make available to third parties the Licensed product or any portion thereof without license or the prior written consent of the Licensor.

(B) Upon any termination, cancellation or expiration hereof, Licensee shall immediately return the Licensed Product and all copies thereof to Licensor.

6.       Reproduction and Modification of Licensed Product.

             (A) Licensee may not reproduce more than two (2) copies, in whole or in part, of the Licensed Software. All copies of the Licensed Software, in whole or in part, shall contain all of Licensor's restrictive and proprietary notices as they appear on the copies of the Licensed Software provided by Licensor. In no event shall Licensee have the right to duplicate, in whole or in part, the Licensed Documentation.

             (B) Licensee may modify the Licensed Software and merge it into existing software provided such modified software and resulting merged software shall be deemed to be a Licensed Product subject to all the terms and conditions hereof. Upon any termination, cancellation or expiration hereof of any license granted hereunder, Licensee shall remove the Licensed Software and all portions thereof from the modified software and the resulting merged software, and Licensee shall have no right thereafter to use the Licensed Software and any portion thereof.

         7.  Shipment and Packaging.
             ----------------------
The Licensed product shall be delivered FOB Licensor's shipping point; and, thereafter, Licensee shall assume all risk of loss therefor.

         8.  Services.
             ---------
Licensee shall have its own exclusive responsibility for the selection, installation and use of the Licensed Product. Licensor shall provide Licensee with technical support and services under terms and conditions of a separate agreement at Licensor's then current charge therefor.

         9. Negation of Warranty. THE LICENSED PRODUCT IS PROVIDED ON AN "AS IS" BASIS, AND THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. LICENSEE SHALL BE SOLELY RESPOSIBLE FOR THE SELECTION, USE, EFFICIENCY AND SUITABILITY OF THE LICENSED PRODUCT, AND LICENSOR SHALL HAVE NO LIABILITY THEREFOR.

         10.  Negation of Proprietary Rights Indemnity.
              ----------------------------------------
LICENSOR SHALL HAVE NO LIABILITY TO LICENSEE FOR THE INFRINGEMENT OF PROPRIETARY RIGHTS BY THE LICENSED PRODUCT OR ANY PORTION THEREOF.

         11.  Termination/Cancellation.
              ------------------------
             (A) Licensor may terminate/cancel this License Agreement, and any license granted to Licensee hereunder if:

                 (1) Licensee fails to pay Licensor any license fees or charges:
                 (2) Licensee is in default of any provision hereof and such default has not been cured within ten (10) days after Licensor gives Licensee written notice thereof; or
                 (3) Licensee becomes insolvent or seeks protection, voluntary or involuntary, under any bankruptcy law.

             (B) In the event of any termination or cancellation hereof, or of any license granted to Licensee hereunder, Licensor may:
                 (1)Declare all amounts owed hereunder to Licensor to be immediately due and payable:
                 (2)Require that Licensee cease any further use of the Licensed Product or any portion thereof and immediately return the Licensed Product and all copies thereof, in whole or in part: and
                 (3)Cease performance of all license or obligations hereunder without liability to Licensee.

             (C) Licensor's foregoing rights and remedies shall be cumulative in addition to all other rights and remedies available to Licensor in law and in equity.

12.      Limitation of Liability.
--------------------------------
(A) IN NO EVENT SHALL LICENSOR BE LAIBLE FOR ANY INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOST PROFITS ARISING OUT OF OR RELATING TO THIS
LICENSE AGREEMENT OR THE PERFOORMANCE OR BREACH THEREOF EVEN IF LICENSOR HAS BEEN ADVISED OF THE POSSIBILITY THEREOF. LICENSOR'S LIABILITY TO LICENSEE HEREUNDER, IF ANY, SHALL IN NO EVENT EXCEED THE TOTEL OF THE LICENSE FEES PAID TO LICENSOR HEREUNDER BY LICENSEE.

(B)      IN NO EVENT SHALL LICENSOR BE LIABLE TO LICENSEE FOR ANY
DAMAGES RESULTING FROM OR RELATED TO ANY FAILURE OF THE SOFTWARE PRODUCTS, INCLUDING BUT NOT LIMITED TO, LOSS OF DATA, OR DELAY OF THE LICENSOR IN THE DELIVERY OF THE LICENSED PRODUCT OR IN THE PERFORMANCE OF SERVICES UNSDER THIS LICENSE AGREEMENT OR RELATED AGREEMENTS.

13.      General.
----------------
(A) The effective date of this Agreement shall be upon execution hereof by Licensee and Acceptance thereof by an authorized representative of Licensor.

              (B) Any claim arising out of or related to this Agreement must be brought no later than one (1) year after it is approved.
              (C) This Agreement is the sole agreement between the parties relating to the subject matter hereof and supersedes all prior understanding, writings, proposals, representatives or communications, oral or written, of either party. This Agreement may be amended only by a writing executed by the authorized representatives of both parties.
              (D) This Agreement and the licenses granted hereunder may not be transferred or assigned by Licensee without the prior written consent of Licensor.
              (E) This Agreement shall be interpreted in accordance with the laws of the State of Georgia.



LICENSOR:                                  LICENSEE:
---------                                  ---------

FILE SOLUTIONS, INC.                       OCEANSIDE BANK - JACKSONVILLE BEACH

By: /S/                                    By: /S/
   ---------------                             -----------------
Title:  PRESIDENT                          Title:  CHAIRMAN/CEO
Date:   10/06/97                           Date:   9/29/97

                                  SCHEDULE "A"

        Licensed Product

File Solution(TM) Software System